                                                                     EXHIBIT 4.3

                            EXCHANGE AGENT AGREEMENT


          THIS EXCHANGE AGENT AGREEMENT dated as of __________________, 1998 is entered into among Pennzoil Company, a Delaware corporation (the "Company"), and Texas Commerce Bank National Association, as Exchange Agent for Holders of Debentures (the "Exchange Agent").


                                WITNESSETH THAT:

          WHEREAS, the Company has executed and delivered an Indenture dated as of December 15, 1992 (the "Indenture") and a Third Supplemental Indenture dated as of ________________, 1998 (the "Supplemental Indenture"), in each case to Texas Commerce Bank National Association, as trustee (in such capacity, the "Trustee"); and

          WHEREAS, under and pursuant to the Indenture and the Supplemental Indenture the Company may issue up to $___________ aggregate principal amount of ____% Exchangeable Senior Debentures due July 15, 2008 (the "Debentures"), issuable in registered form, and

          WHEREAS, pursuant and subject to the terms of the Debentures and the Supplemental Indenture, each $1,000 principal amount of Debentures is exchangeable at the option of the Holder thereof for a number of shares of the common stock, par value $3.00 per share, of Chevron Corporation, a Delaware corporation ("Chevron"), at the Exchange Rate (as defined in the Supplemental Indenture) as provided in the Supplemental Indenture;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and in order to set forth the terms upon which the Chevron Common Stock deposited with the Exchange Agent by the Company for delivery upon exchange of the Debentures and all other property held by the Exchange Agent hereunder shall be held and dealt with by the Exchange Agent and its successors, the Company and the Exchange Agent hereby agree as follows:

          SECTION 1. Definitions. All terms used but not defined in this Agreement that are defined in the Supplemental Indenture or the Indenture shall have the meanings specified in the Supplemental Indenture or the Indenture unless the context otherwise requires. As used in this Agreement, the following terms shall have the following meanings:

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

          "Cash Dividend" means a dividend on Chevron Common Stock paid in cash (other than a dividend paid pursuant to a plan of liquidation or partial liquidation of Chevron or a recapitalization or restructuring of Chevron or other extraordinary cash dividend of Chevron).

          "Chevron Common Stock" means the common stock of Chevron of the class authorized and designated as common stock, par value $3.00 per share, as such common stock may be changed or reclassified from time to time.

          "Exchange Property" means initially the __________ shares of Chevron Common Stock delivered to the Exchange Agent by the Company pursuant to this Exchange Agreement simultaneously with the execution and delivery of the Supplemental Indenture, and thereafter means the securities, cash and other property, if any, which at the time are deliverable upon surrender of the Debentures for exchange in accordance with Article Two of the Supplemental Indenture.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, the Controller, the Secretary or an Assistant Treasurer, Assistant Controller or Assistant Secretary of the applicable entity. Each certificate with respect to compliance with a condition or covenant provided for in this Agreement shall include (i) a statement that the person making such certificate has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based; (iii) a statement that, in the opinion of such person, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

          "Opinion of Counsel" means an opinion in writing, signed by legal counsel, who shall be satisfactory to the Exchange Agent and who may be an employee of or counsel to the Company.

          "Stock Record Date" means the record date for determining the holders of Chevron Common Stock, or any other securities included within the Exchange Property, entitled to notice of, and to vote on, a matter to be voted upon by holders of such securities.

          SECTION 2. Deposit. The Company will from time to time (i) cause The Depository Trust Company to make the appropriate book-entry transfers, and/or
(ii) deliver to the Exchange Agent to be held by the Exchange Agent hereunder a certificate or certificates, registered in the name of the Company or its nominee and endorsed in blank or accompanied by stock powers endorsed in blank, in each case representing such number of shares of Chevron Common Stock and such other Exchange Property, if any, not already held by the Exchange Agent as the Holders of outstanding Debentures shall from time to time be entitled to receive upon exchange thereof as provided in the Supplemental Indenture. The Exchange Agent will

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acknowledge in writing receipt of such certificate or certificates and such other Exchange Property, if any.

          SECTION 3. Record Owner. The record owner of the Exchange Property shall be the Company or its nominee; provided, however, that if at any time in the judgment of the Exchange Agent it shall be necessary or desirable for the purpose of facilitating the present or future exchange of Debentures pursuant to Article Two of the Supplemental Indenture, the Exchange Agent may register the Exchange Property or any part thereof in its name, as the Exchange Agent, or in the name of its nominee; provided further that if any Exchange Property shall be registered in the name of the Exchange Agent, or its nominee, the Exchange Agent shall cause any Cash Dividends which the Company is entitled to receive and retain under Article Two of the Supplemental Indenture to be paid or delivered to the Company, and except as expressly permitted by this Agreement or required by the Supplemental Indenture, no action may be taken by the Exchange Agent with respect to the Exchange Property without the prior written consent of the Company.

          SECTION 4. Representations and Warranties of the Company. The Company represents and warrants that it has and will have full legal right, power and authority to transfer and deliver the Exchange Property in the manner provided in this Agreement and the Supplemental Indenture.

          SECTION 5. Covenants of the Exchange Agent. The Exchange Agent covenants and agrees that it will perform all of the undertakings, duties and obligations described in the Supplemental Indenture as the undertakings, duties or obligations of the Exchange Agent. The Exchange Agent covenants and agrees that the Exchange Property received by it pursuant to this Agreement shall be held for and applied only in conformity with the purposes and upon the terms and conditions set forth in this Agreement.

          SECTION 6. Voting. With respect to each matter that is voted upon by securities included within the Exchange Property, the Company shall be entitled to cast all votes to which the securities included within the Exchange Property are entitled, or to execute any written consent with respect thereto, so long as such securities included within the Exchange Property, on the Stock Record Date, shall not have been registered in the name of a holder other than the Company or the Exchange Agent or a nominee of either of them.

          If the Exchange Agent or its nominee is the record owner of any securities included within the Exchange Property as of the Stock Record Date, the Exchange Agent shall from time to time deliver, or cause to be delivered, to the Company such proxies, duly executed and in the form required by applicable law, as may be necessary or appropriate to permit the Company to vote on each matter submitted to the holder of the securities included within the Exchange Property so deposited.

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

          SECTION 7. Exchanges and Adjustment of the Chevron Shares and the Cash Apportioned Thereto. (a) The Company will notify the Exchange Agent in an Officers' Certificate of any adjustment of the Exchange Rate or the Exchange Property or of the cash apportioned thereto pursuant to the Supplemental Indenture which is deliverable upon exchange of a Debenture. The Company will, upon request, notify the Exchange Agent in writing of the amount of cash adjustments to be paid upon exchanges in lieu of fractional shares.

          (b) Subject to the terms and conditions of this Agreement and the Supplemental Indenture, upon proper surrender to the Exchange Agent of any Debenture (or any portion of the principal amount thereof in the amount of $1,000 or integral multiples) for exchange by the Holder thereof in accordance with the terms thereof and of the Supplemental Indenture, the Exchange Agent shall promptly accept the same for exchange, subject to subsection (c) of this Section, and upon such acceptance promptly (unless the Company shall have elected, pursuant to Section 216 of the Supplemental Indenture, to pay to the Holder an amount in cash equal to the value of the Exchange Property, in which case the provisions of Section 216 of the Supplemental Indenture shall be followed): (i) present a certificate or certificates representing at least the number of whole securities included within the Exchange Property which the Holder of such Debenture shall be entitled to receive, in accordance with the terms thereof and the Supplemental Indenture, to the transfer agent or agents for the Exchange Property and deliver or cause to be delivered, to or on the order of the Holder of such Debenture (or portion thereof), a certificate or certificates representing such number of whole securities included within the Exchange Property, together with a check in payment of any cash adjustment in lieu of fractional shares or units computed by the Company in accordance with the Supplemental Indenture and such additional cash or property as may have been apportioned under the Supplemental Indenture to the Exchange Property which the Holder or Holders of such Debenture (or portion thereof) shall be entitled to receive in accordance with the terms thereof and of the Supplemental Indenture,
(ii) deliver to the Trustee the Debenture so exchanged, and (iii) if only a portion of said Debenture is exchanged, obtain from the Trustee and deliver to or on the order of the Holder of the Debenture surrendered for exchange a new Debenture or Debentures for the principal amount thereof not exchanged.

          (c) If the Company shall deliver an Officers' Certificate to the effect that, in connection with a specific exchange or a category of exchanges or all exchanges by the Exchange Agent, the transfer and delivery of any Exchange Property upon the exchange of any Debenture would (in the opinion of counsel for the Company) violate any applicable law (including, without limitation, the Securities Act of 1933, as amended, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successors thereto), then the Exchange Agent shall not, and shall not be required to, accept such Debenture for exchange or effect the exchange of such Debenture and shall so notify the Holder surrendering such Debenture; provided, however, that the provisions of this subsection (c) shall not relieve the Company of any of its obligations under the Indenture.

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          SECTION 8.  Covenants of the Company.  The Company hereby authorizes the Exchange Agent to apply to any transfer agent of the Exchange Property for any division of share certificates which may be required in connection with exchanges of Debentures. The Company covenants and agrees to pay (i) any and all documentary, stamp, transfer or other similar taxes that may be payable to the United States of America or any state thereof or political subdivision thereof in respect of the deposit of Exchange Property hereunder, or the delivery of Exchange Property upon exchange of Debentures; (ii) any income or other taxes incurred by the Exchange Agent as a result of its acting in its capacity as such under this Agreement (except for any such taxes incurred by reason of the payment or accrual of its own fees); and (iii) all reasonable fees or charges of the Exchange Agent (including reasonable fees and expenses of its agents and counsel) in connection with or arising out of this Agreement or any exchange of Debentures in accordance with the terms hereof. The Company further covenants and agrees to deposit with the Exchange Agent from time to time (i) cash in an amount equal to the amount necessary to make payments in lieu of fractional securities included within the Exchange Property (after the Exchange Agent shall have applied to such payments any other monies held by the Exchange Agent and not needed for the exchange of Debentures) and (ii) cash in an amount equal to any losses on investments made pursuant to Section 11 of this Agreement to the extent necessary to maintain on deposit with the Exchange Agent funds (investment securities held pursuant to such Section being valued as funds at the outstanding principal balance thereof) equal from time to time to the aggregate amount of cash apportioned to all Exchange Property at each such time deliverable upon exchange by the Exchange Agent of all Debentures then outstanding. Notwithstanding the foregoing provisions of this Section, the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the delivery of Exchange Property in a name other than that in which the Debentures so exchanged were registered, and no such transfer or delivery shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

          SECTION 9. Withdrawals of Exchange Property. The Company may demand (which demand must be in writing), at its election, that the Exchange Agent release to the Company any Exchange Property held by the Exchange Agent. Upon receipt of such written demand, the Exchange Agent shall, as promptly as possible, forthwith deliver to the Company the kind and amount of Exchange Property requested to be withdrawn as specified in such written demand.

          SECTION 10. Cash Dividends. The Company shall be entitled to all Cash Dividends, other than Cash Dividends after an exchange of Debentures or Exchange Property has been deemed effected under Section 202 of the Supplemental Indenture.

          SECTION 11. Investments. All money apportioned to Exchange Property pursuant to the Supplemental Indenture and this Agreement or otherwise held pursuant to this Agreement shall be invested by the Exchange Agent from time to time in accordance with the written instructions of the Company in U.S. Government Obligations (as defined in the Indenture) with maturity dates of twelve months or less. Any interest or gain on such investments shall be for the sole account of the Company and shall be paid over to the Company by the Exchange Agent on demand by the Company. Any loss on such investments shall be for the account of the Company. The Company shall have the option either to furnish to the Exchange Agent all money payable to Holders upon any exchange of Debentures or to require the Exchange Agent to sell investment securities in an amount necessary to permit the Exchange Agent to make such payments.

          SECTION 12. Merger, etc., of the Company. (a) Nothing contained in this Agreement, the Indenture, the Supplemental Indenture or any of the Debentures shall prevent any merger, liquidation or consolidation of the Company with or into another corporation or corporations, or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or any sale or other conveyance of all or substantially all the property of the Company to another corporation; provided, however, and the Company hereby covenants and agrees, that upon any such merger, liquidation, consolidation or merger in which the Company is not the continuing corporation, the rights and obligations of the Company under this Agreement shall be expressly assumed, by a supplemental agreement satisfactory in form to the Exchange Agent, executed and delivered to the Exchange Agent by the corporation formed by such consolidation, or into which the Company shall have merged, or to which the assets of the Company shall have been distributed in liquidation, or which shall have acquired such property.

          (b) In the case of any consolidation, merger, sale or conveyance of or by the Company referred to in subsection (a) hereof, and upon the execution and delivery to the Exchange Agent of the supplemental agreement referred to therein by the successor or acquiring corporation and the delivery to the Exchange Agent of an Officers' Certificate and an Opinion of Counsel stating that such transaction complies with this Section, such successor or acquiring corporation shall succeed to the rights and obligations of and be substituted for the Company under this Agreement, with the same effect as if such corporation had been named herein as the Company, and in the event of any such sale or conveyance, the Company (which term shall for this purpose mean the corporation named as the "Company" in the first paragraph of this Agreement or any successor corporation which shall theretofore have become such in the manner described in this Section) shall be discharged from all obligations and covenants under this Agreement and may (but need not) be dissolved and liquidated.

          (c) The Exchange Agent may rely on an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance of or by the Company complies with the provisions of this
Section 12.

          SECTION 13. Reliance on Information Supplied. The Exchange Agent may rely on the contents of any Officers' Certificate furnished hereunder and, in delivering any such certificate, the Company may rely on information furnished to the Company by the Exchange Agent as to the quantity and identity of Exchange Property held by the Exchange Agents and the

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quantity and identity of Exchange Property delivered to Holders of Debentures upon exchange thereof and on published information as of no earlier than the end of the preceding year as to matters concerning Exchange Property and Chevron. The Exchange Agent will furnish on request to the Company such information as to the Exchange Agent's holdings hereunder and as to the Exchange Property delivered to Holders of Debentures on exchange.

          SECTION 14. Expenses and Indemnification of the Exchange Agent. The Company covenants and agrees to pay to the Exchange Agent from time to time, and the Exchange Agent shall be entitled to, reasonable compensation, and the Company will pay or reimburse the Exchange Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Exchange Agent in connection with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel, dealers engaged pursuant to Section 22 hereof and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or willful misconduct. The Company also covenants to indemnify the Exchange Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Exchange Agent and arising out of or in connection with its duties under this Agreement including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company pursuant to this Section 14 will survive the resignation or removal of the Exchange Agent and the termination of this Agreement.

          Promptly after receipt by the Exchange Agent of notice of the commencement of any action, the Exchange Agent shall, if a claim in respect thereof is to be made against the Company under the preceding paragraph, notify the Company in writing of the commencement thereof. In case any such action shall be brought against the Exchange Agent, it shall notify the Company of the commencement thereof.

          SECTION 15. Resignation and Removal of the Exchange Agent. (a) The Exchange Agent may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the Holders of Debentures at their addresses as they shall appear on the Security Register (as defined in the Indenture). Upon such resignation, a successor Exchange Agent shall be appointed in any manner provided in the Indenture for the appointment of a successor Trustee thereunder. If at any time the Exchange Agent resigns hereunder, it shall also resign in its capacity as Trustee under the Indenture. The Exchange Agent may be removed as Exchange Agent hereunder in any manner provided in the Indenture for the removal of the Trustee thereunder.

          (b) Any resignation or removal of the Exchange Agent and any appointment of a successor Exchange Agent pursuant to any of the provisions of the Indenture shall become effective upon acceptance of appointment by the successor as provided in Section 16 hereof. In the event of any resignation of the Exchange Agent, the Company shall appoint a successor Exchange Agent.

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          SECTION 16.  Acceptance by Successor Exchange Agent.  Any successor
Exchange Agent appointed as provided above shall execute, acknowledge and deliver to the Company and to its predecessor Exchange Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Exchange Agent shall become effective and such successor Exchange Agent, without any further act, deed or conveyance shall become vested with all the right, title and interest of its predecessor to all property held hereunder, and all other rights, powers, duties and obligations of such predecessor Exchange Agent hereunder; but nevertheless such predecessor Exchange Agent shall forthwith deliver to such successor Exchange Agent physical possession of the certificates evidencing the Chevron Common Stock deposited hereunder and of all other Exchange Property, and such predecessor Exchange Agent shall, on the written request of the Company or such successor Exchange Agent and upon payment of any amounts then due it pursuant to the provisions of
Section 8 and 15 hereof, execute and deliver to such successor Exchange Agent an instrument transferring to such successor Exchange Agent all right, title and interest hereunder in and to the Chevron Common Stock deposited hereunder and the other Exchange Property, and all other rights and powers of such predecessor Exchange Agent hereunder. The Company shall give written notice of (i) the identity and address of any successor Exchange Agent or (ii) an effective resignation or removal of the Exchange Agent pursuant to the last sentence of
Section 15(b) hereof, by mailing notice thereof to the Holders of Debentures at their addresses as they shall appear on the Security Register (as defined in the Indenture).

          SECTION 17. Succession by Merger, etc. Any Person into which the Exchange Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Exchange Agent shall be a party, or any corporation succeeding to the business of the Exchange Agent, shall be the successor of the Exchange Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation shall be eligible under Section 18 hereof and shall comply with Section 16 hereof.

          SECTION 18. Eligibility of Exchange Agent. The Exchange Agent hereunder shall at all times be the Trustee under the Indenture. In case at any time the Exchange Agent shall cease to be eligible in accordance with the provisions of this Section, the Exchange Agent shall resign immediately in the manner and with the effect specified in Section 15.

          SECTION 19.  Amendments.    (a) The Company and the Exchange Agent may
by mutual accord enter into supplemental agreements, all without the consent of the Holders of any of the Debentures, notwithstanding the further provisions of this Section 19 (i) to cure any ambiguity or correct or otherwise amend any provision contained herein which may be defective or inconsistent with any other provision contained herein or in the Indenture, the Supplemental Indenture or any additional supplemental indenture; or (ii) to evidence the succession of another corporation to the Company or the Exchange Agent, or successive successions and the assumption by such successor corporation of the covenants, agreements and obligations of the Company or the Exchange Agent pursuant to
Section 12 hereof as applicable; or (iii) to make such other

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provisions in regard to matters or questions arising under this Agreement which shall not adversely affect the interests of the Holders of the Debentures in any material respect.

          (b) With the consent of the Holders of not less than a majority in aggregate principal amount at maturity of the Debentures at the time outstanding, the Company and the Exchange Agent may from time to time and at any time enter into an amendment or amendments hereof for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any amendment hereof or of modifying in any manner the rights of the Holders of the Debentures hereunder or revoking any or all of the powers of the Exchange Agent under this Agreement; provided, however, that without the consent of the Holder of each Debenture so affected no such amendment or modification or revocation shall (i) affect adversely the right to exchange any Debenture for Exchange Property at the rate and upon the terms set forth in the Indenture Supplement or (ii) reduce the aforesaid percentage of Debentures the Holders of which are required to consent to any such amendment or modification or revocation.

          (c) This Agreement may be amended or supplemented without the consent of Chevron.

          (d) The Exchange Agent shall be entitled to receive and rely on an Officer's Certificate to the effect that any amendment is authorized or permitted by this Section 19.

          SECTION 20. Termination of Agreement. This Agreement shall terminate when the rights of all Holders under the Supplemental Indenture to surrender Debentures for exchange pursuant to Article Two of the Supplemental Indenture shall have expired or been terminated, which termination or expiration shall be evidenced by an Officers' Certificate of the Company to that effect, and all other obligations of the Company hereunder shall have been satisfied. Upon termination of this Agreement, any Exchange Property remaining in the hands of either Exchange Agent hereunder shall be delivered to the Company, free and clear of any and all interests of the Exchange Agent, the Trustee and the Holders of the Debentures, or any of them.

          SECTION 21. Rights and Duties of the Exchange Agent. (a) The Exchange Agent in performing its duties as such pursuant to this Agreement is not acting as a fiduciary for the Company or the Holders. The Exchange Agent shall be obligated to perform only such duties as are herein specifically set forth and no duties or obligations shall be implied against the Exchange Agent. The Exchange Agent shall not be liable for any action taken, omitted or suffered by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, and may conclusively rely and shall be protected in acting or refraining from acting in reliance upon an Opinion of Counsel or upon any certificate, request or other document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. Without limiting the generality of the foregoing, it is expressly agreed that the Exchange Agent shall not be responsible for any governmental approvals which may be required in connection with the issuance or delivery of Exchange Property and further that

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the Exchange Agent shall be entitled to rely upon an Opinion of Counsel.  The
Exchange Agent shall not be required to take any action hereunder which, in the opinion of its counsel, will be contrary to law. The Exchange Agent shall not be responsible for any failure of the Company to comply with any covenants of the Company contained in this Agreement or the Indenture or Supplemental Indenture.

          (b) The Exchange Agent shall not be under any duty to give the Exchange Property held by it hereunder any greater degree of care than it gives its own similar property. The Exchange Agent shall in no event be liable for any loss incurred in connection with any investment of money in accordance with
Section 11 hereof or in connection with any sale of Exchange Property pursuant to Section 9 hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in making such investment or sale.

          SECTION 22. Use of Dealer by Domestic Exchange Agent. The Company and the Exchange Agent agree that the Exchange Agent shall use a registered securities dealer in effecting exchanges of the Chevron Common Stock or any other Exchange Property that is a security.

          SECTION 23. No Lien Created Hereby. Nothing in this Agreement, the Indenture, the Supplemental Indenture or any of the Debentures shall grant, and the Exchange Agent shall not assert, any lien, pledge or mortgage on or of the Exchange Property as security for any indebtedness for money borrowed.

          SECTION 24. Benefits of Agreement. Nothing in this Agreement or the Debentures, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto, the Holders of Debentures as such and the Trustee as such Holders' representative, any legal or equitable right, remedy or claim under any covenant, condition or provisions contained in this Agreement being for the sole benefit of the parties hereto, the Holders of the Debentures as such and the Trustee as such Holders' representative.

          SECTION 25. Headings. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation of this Agreement.

          SECTION 26. Choice of Law. This Agreement shall be construed in accordance with the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by duly authorized officers as of the day and year first above written.

                         PENNZOIL COMPANY



                         By:
                            -------------------------------------------
                            David P. Alderson, II
                            Group Vice President - Finance and Accounting


                         CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                         By:
                            -------------------------------------------

                            EXCHANGE AGENT AGREEMENT


          THIS EXCHANGE AGENT AGREEMENT dated as of __________________, 1998 is entered into among Pennzoil Company, a Delaware corporation (the "Company"), and Texas Commerce Bank National Association, as Exchange Agent for Holders of Debentures (the "Exchange Agent").


                                WITNESSETH THAT:

          WHEREAS, the Company has executed and delivered an Indenture dated as of December 15, 1992 (the "Indenture") and a Fourth Supplemental Indenture dated as of ________________, 1998 (the "Supplemental Indenture"), in each case to Texas Commerce Bank National Association, as trustee (in such capacity, the "Trustee"); and

          WHEREAS, under and pursuant to the Indenture and the Supplemental Indenture the Company may issue up to $___________ aggregate principal amount of ____% Exchangeable Senior Debentures due July 15, 2008 (the "Debentures"), issuable in registered form, and

          WHEREAS, pursuant and subject to the terms of the Debentures and the Supplemental Indenture, each $1,000 principal amount of Debentures is exchangeable at the option of the Holder thereof for a number of shares of the common stock, par value $3.00 per share, of Chevron Corporation, a Delaware corporation ("Chevron"), at the Exchange Rate (as defined in the Supplemental Indenture) as provided in the Supplemental Indenture;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and in order to set forth the terms upon which the Chevron Common Stock deposited with the Exchange Agent by the Company for delivery upon exchange of the Debentures and all other property held by the Exchange Agent hereunder shall be held and dealt with by the Exchange Agent and its successors, the Company and the Exchange Agent hereby agree as follows:

          SECTION 1. Definitions. All terms used but not defined in this Agreement that are defined in the Supplemental Indenture or the Indenture shall have the meanings specified in the Supplemental Indenture or the Indenture unless the context otherwise requires. As used in this Agreement, the following terms shall have the following meanings:

          "Cash Dividend" means a dividend on Chevron Common Stock paid in cash (other than a dividend paid pursuant to a plan of liquidation or partial liquidation of Chevron or a recapitalization or restructuring of Chevron or other extraordinary cash dividend of Chevron).

          "Chevron Common Stock" means the common stock of Chevron of the class authorized and designated as common stock, par value $3.00 per share, as such common stock may be changed or reclassified from time to time.

          "Exchange Property" means initially the __________ shares of Chevron Common Stock delivered to the Exchange Agent by the Company pursuant to this Exchange Agreement simultaneously with the execution and delivery of the Supplemental Indenture, and thereafter means the securities, cash and other property, if any, which at the time are deliverable upon surrender of the Debentures for exchange in accordance with Article Two of the Supplemental Indenture.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, the Controller, the Secretary or an Assistant Treasurer, Assistant Controller or Assistant Secretary of the applicable entity. Each certificate with respect to compliance with a condition or covenant provided for in this Agreement shall include (i) a statement that the person making such certificate has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based; (iii) a statement that, in the opinion of such person, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

          "Opinion of Counsel" means an opinion in writing, signed by legal counsel, who shall be satisfactory to the Exchange Agent and who may be an employee of or counsel to the Company.

          "Stock Record Date" means the record date for determining the holders of Chevron Common Stock, or any other securities included within the Exchange Property, entitled to notice of, and to vote on, a matter to be voted upon by holders of such securities.

          SECTION 2. Deposit. The Company will from time to time (i) cause The Depository Trust Company to make the appropriate book-entry transfers, and/or
(ii) deliver to the Exchange Agent to be held by the Exchange Agent hereunder a certificate or certificates, registered in the name of the Company or its nominee and endorsed in blank or accompanied by stock powers endorsed in blank, in each case representing such number of shares of Chevron Common Stock and such other Exchange Property, if any, not already held by the Exchange Agent as the Holders of outstanding Debentures shall from time to time be entitled to receive upon exchange thereof as provided in the Supplemental Indenture. The Exchange Agent will acknowledge in writing receipt of such certificate or certificates and such other Exchange Property, if any.

          SECTION 3. Record Owner. The record owner of the Exchange Property shall be the Company or its nominee; provided, however, that if at any time in the judgment of the Exchange Agent it shall be necessary or desirable for the purpose of facilitating the present or future exchange of Debentures pursuant to Article Two of the Supplemental Indenture, the Exchange Agent may register the Exchange Property or any part thereof in its name, as the Exchange Agent, or in the name of its nominee; provided further that if any Exchange Property shall be registered in the name of the Exchange Agent, or its nominee, the Exchange Agent shall cause any Cash Dividends which the Company is entitled to receive and retain under Article Two of the Supplemental Indenture to be paid or delivered to the Company, and except as expressly permitted by this Agreement or required by the Supplemental Indenture, no action may be taken by the Exchange Agent with respect to the Exchange Property without the prior written consent of the Company.

          SECTION 4. Representations and Warranties of the Company. The Company represents and warrants that it has and will have full legal right, power and authority to transfer and deliver the Exchange Property in the manner provided in this Agreement and the Supplemental Indenture.

          SECTION 5. Covenants of the Exchange Agent. The Exchange Agent covenants and agrees that it will perform all of the undertakings, duties and obligations described in the Supplemental Indenture as the undertakings, duties or obligations of the Exchange Agent. The Exchange Agent covenants and agrees that the Exchange Property received by it pursuant to this Agreement shall be held for and applied only in conformity with the purposes and upon the terms and conditions set forth in this Agreement.

          SECTION 6. Voting. With respect to each matter that is voted upon by securities included within the Exchange Property, the Company shall be entitled to cast all votes to which the securities included within the Exchange Property are entitled, or to execute any written consent with respect thereto, so long as such securities included within the Exchange Property, on the Stock Record Date, shall not have been registered in the name of a holder other than the Company or the Exchange Agent or a nominee of either of them.

          If the Exchange Agent or its nominee is the record owner of any securities included within the Exchange Property as of the Stock Record Date, the Exchange Agent shall from time to time deliver, or cause to be delivered, to the Company such proxies, duly executed and in the form required by applicable law, as may be necessary or appropriate to permit the Company to vote on each matter submitted to the holder of the securities included within the Exchange Property so deposited.

          SECTION 7. Exchanges and Adjustment of the Chevron Shares and the Cash Apportioned Thereto. (a) The Company will notify the Exchange Agent in an Officers' Certificate of any adjustment of the Exchange Rate or the Exchange Property or of the cash apportioned thereto pursuant to the Supplemental Indenture which is deliverable upon exchange of a Debenture. The Company will, upon request, notify the Exchange Agent in writing of the amount of cash adjustments to be paid upon exchanges in lieu of fractional shares.

          (b) Subject to the terms and conditions of this Agreement and the Supplemental Indenture, upon proper surrender to the Exchange Agent of any Debenture (or any portion of the principal amount thereof in the amount of $1,000 or integral multiples) for exchange by the Holder thereof in accordance with the terms thereof and of the Supplemental Indenture, the Exchange Agent shall promptly accept the same for exchange, subject to subsection (c) of this Section, and upon such acceptance promptly (unless the Company shall have elected, pursuant to Section 216 of the Supplemental Indenture, to pay to the Holder an amount in cash equal to the value of the Exchange Property, in which case the provisions of Section 216 of the Supplemental Indenture shall be followed): (i) present a certificate or certificates representing at least the number of whole securities included within the Exchange Property which the Holder of such Debenture shall be entitled to receive, in accordance with the terms thereof and the Supplemental Indenture, to the transfer agent or agents for the Exchange Property and deliver or cause to be delivered, to or on the order of the Holder of such Debenture (or portion thereof), a certificate or certificates representing such number of whole securities included within the Exchange Property, together with a check in payment of any cash adjustment in lieu of fractional shares or units computed by the Company in accordance with the Supplemental Indenture and such additional cash or property as may have been apportioned under the Supplemental Indenture to the Exchange Property which the Holder or Holders of such Debenture (or portion thereof) shall be entitled to receive in accordance with the terms thereof and of the Supplemental Indenture,
(ii) deliver to the Trustee the Debenture so exchanged, and (iii) if only a portion of said Debenture is exchanged, obtain from the Trustee and deliver to or on the order of the Holder of the Debenture surrendered for exchange a new Debenture or Debentures for the principal amount thereof not exchanged.

          (c) If the Company shall deliver an Officers' Certificate to the effect that, in connection with a specific exchange or a category of exchanges or all exchanges by the Exchange Agent, the transfer and delivery of any Exchange Property upon the exchange of any Debenture would (in the opinion of counsel for the Company) violate any applicable law (including, without limitation, the Securities Act of 1933, as amended, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successors thereto), then the Exchange Agent shall not, and shall not be required to, accept such Debenture for exchange or effect the exchange of such Debenture and shall so notify the Holder surrendering such Debenture; provided, however, that the provisions of this subsection (c) shall not relieve the Company of any of its obligations under the Indenture.

          SECTION 8. Covenants of the Company. The Company hereby authorizes the Exchange Agent to apply to any transfer agent of the Exchange Property for any division of share certificates which may be required in connection with exchanges of Debentures. The Company covenants and agrees to pay (i) any and all documentary, stamp, transfer or other similar taxes that may be payable to the United States of America or any state thereof or political subdivision thereof in respect of the deposit of Exchange Property hereunder, or the delivery of Exchange Property upon exchange of Debentures; (ii) any income or other taxes incurred by the Exchange Agent as a result of its acting in its capacity as such under this Agreement (except for any such taxes incurred by reason of the payment or accrual of its own fees); and (iii) all reasonable fees or charges of the Exchange Agent (including reasonable fees and expenses of its agents and counsel) in connection with or arising out of this Agreement or any exchange of Debentures in accordance with the terms hereof. The Company further covenants and agrees to deposit with the Exchange Agent from time to time (i) cash in an amount equal to the amount necessary to make payments in lieu of fractional securities included within the Exchange Property (after the Exchange Agent shall have applied to such payments any other monies held by the Exchange Agent and not needed for the exchange of Debentures) and (ii) cash in an amount equal to any losses on investments made pursuant to Section 11 of this Agreement to the extent necessary to maintain on deposit with the Exchange Agent funds (investment securities held pursuant to such Section being valued as funds at the outstanding principal balance thereof) equal from time to time to the aggregate amount of cash apportioned to all Exchange Property at each such time deliverable upon exchange by the Exchange Agent of all Debentures then outstanding. Notwithstanding the foregoing provisions of this Section, the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the delivery of Exchange Property in a name other than that in which the Debentures so exchanged were registered, and no such transfer or delivery shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid.

          SECTION 9. Withdrawals of Exchange Property. The Company may demand (which demand must be in writing), at its election, that the Exchange Agent release to the Company any Exchange Property held by the Exchange Agent. Upon receipt of such written demand, the Exchange Agent shall, as promptly as possible, forthwith deliver to the Company the kind and amount of Exchange Property requested to be withdrawn as specified in such written demand.

          SECTION 10. Cash Dividends. The Company shall be entitled to all Cash Dividends, other than Cash Dividends after an exchange of Debentures or Exchange Property has been deemed effected under Section 202 of the Supplemental Indenture.

          SECTION 11. Investments. All money apportioned to Exchange Property pursuant to the Supplemental Indenture and this Agreement or otherwise held pursuant to this Agreement shall be invested by the Exchange Agent from time to time in accordance with the written instructions of the Company in U.S. Government Obligations (as defined in the Indenture) with maturity dates of twelve months or less. Any interest or gain on such investments shall be for the sole account of the Company and shall be paid over to the Company by the Exchange Agent on demand by the Company. Any loss on such investments shall be for the account of the Company. The Company shall have the option either to furnish to the Exchange Agent all money payable to Holders upon any exchange of Debentures or to require the Exchange Agent to sell investment securities in an amount necessary to permit the Exchange Agent to make such payments.

          SECTION 12. Merger, etc., of the Company. (a) Nothing contained in this Agreement, the Indenture, the Supplemental Indenture or any of the Debentures shall prevent any merger, liquidation or consolidation of the Company with or into another corporation or corporations, or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or any sale or other conveyance of all or substantially all the property of the Company to another corporation; provided, however, and the Company hereby covenants and agrees, that upon any such merger, liquidation, consolidation or merger in which the Company is not the continuing corporation, the rights and obligations of the Company under this Agreement shall be expressly assumed, by a supplemental agreement satisfactory in form to the Exchange Agent, executed and delivered to the Exchange Agent by the corporation formed by such consolidation, or into which the Company shall have merged, or to which the assets of the Company shall have been distributed in liquidation, or which shall have acquired such property.

          (b) In the case of any consolidation, merger, sale or conveyance of or by the Company referred to in subsection (a) hereof, and upon the execution and delivery to the Exchange Agent of the supplemental agreement referred to therein by the successor or acquiring corporation and the delivery to the Exchange Agent of an Officers' Certificate and an Opinion of Counsel stating that such transaction complies with this Section, such successor or acquiring corporation shall succeed to the rights and obligations of and be substituted for the Company under this Agreement, with the same effect as if such corporation had been named herein as the Company, and in the event of any such sale or conveyance, the Company (which term shall for this purpose mean the corporation named as the "Company" in the first paragraph of this Agreement or any successor corporation which shall theretofore have become such in the manner described in this Section) shall be discharged from all obligations and covenants under this Agreement and may (but need not) be dissolved and liquidated.

          (c) The Exchange Agent may rely on an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance of or by the Company complies with the provisions of this
Section 12.

          SECTION 13. Reliance on Information Supplied. The Exchange Agent may rely on the contents of any Officers' Certificate furnished hereunder and, in delivering any such certificate, the Company may rely on information furnished to the Company by the Exchange Agent as to the quantity and identity of Exchange Property held by the Exchange Agents and the quantity and identity of Exchange Property delivered to Holders of Debentures upon exchange thereof and on published information as of no earlier than the end of the preceding year as to matters concerning Exchange Property and Chevron. The Exchange Agent will furnish on request to the Company such information as to the Exchange Agent's holdings hereunder and as to the Exchange Property delivered to Holders of Debentures on exchange.

          SECTION 14. Expenses and Indemnification of the Exchange Agent. The Company covenants and agrees to pay to the Exchange Agent from time to time, and the Exchange Agent shall be entitled to, reasonable compensation, and the Company will pay or reimburse the Exchange Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Exchange Agent in connection with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel, dealers engaged pursuant to Section 22 hereof and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its gross negligence or willful misconduct. The Company also covenants to indemnify the Exchange Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Exchange Agent and arising out of or in connection with its duties under this Agreement including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Company pursuant to this Section 14 will survive the resignation or removal of the Exchange Agent and the termination of this Agreement.

          Promptly after receipt by the Exchange Agent of notice of the commencement of any action, the Exchange Agent shall, if a claim in respect thereof is to be made against the Company under the preceding paragraph, notify the Company in writing of the commencement thereof. In case any such action shall be brought against the Exchange Agent, it shall notify the Company of the commencement thereof.

          SECTION 15. Resignation and Removal of the Exchange Agent. (a) The Exchange Agent may at any time resign by giving written notice of such resignation to the Company and by mailing notice thereof to the Holders of Debentures at their addresses as they shall appear on the Security Register (as defined in the Indenture). Upon such resignation, a successor Exchange Agent shall be appointed in any manner provided in the Indenture for the appointment of a successor Trustee thereunder. If at any time the Exchange Agent resigns hereunder, it shall also resign in its capacity as Trustee under the Indenture. The Exchange Agent may be removed as Exchange Agent hereunder in any manner provided in the Indenture for the removal of the Trustee thereunder.

          (b) Any resignation or removal of the Exchange Agent and any appointment of a successor Exchange Agent pursuant to any of the provisions of the Indenture shall become effective upon acceptance of appointment by the successor as provided in Section 16 hereof. In the event of any resignation of the Exchange Agent, the Company shall appoint a successor Exchange Agent.

          SECTION 16. Acceptance by Successor Exchange Agent. Any successor Exchange Agent appointed as provided above shall execute, acknowledge and deliver to the Company and to its predecessor Exchange Agent an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Exchange Agent shall become effective and such successor Exchange Agent, without any further act, deed or conveyance shall become vested with all the right, title and interest of its predecessor to all property held hereunder, and all other rights, powers, duties and obligations of such predecessor Exchange Agent hereunder; but nevertheless such predecessor Exchange Agent shall forthwith deliver to such successor Exchange Agent physical possession of the certificates evidencing the Chevron Common Stock deposited hereunder and of all other Exchange Property, and such predecessor Exchange Agent shall, on the written request of the Company or such successor Exchange Agent and upon payment of any amounts then due it pursuant to the provisions of
Section 8 and 15 hereof, execute and deliver to such successor Exchange Agent an instrument transferring to such successor Exchange Agent all right, title and interest hereunder in and to the Chevron Common Stock deposited hereunder and the other Exchange Property, and all other rights and powers of such predecessor Exchange Agent hereunder. The Company shall give written notice of (i) the identity and address of any successor Exchange Agent or (ii) an effective resignation or removal of the Exchange Agent pursuant to the last sentence of
Section 15(b) hereof, by mailing notice thereof to the Holders of Debentures at their addresses as they shall appear on the Security Register (as defined in the Indenture).

          SECTION 17. Succession by Merger, etc. Any Person into which the Exchange Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Exchange Agent shall be a party, or any corporation succeeding to the business of the Exchange Agent, shall be the successor of the Exchange Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation shall be eligible under Section 18 hereof and shall comply with Section 16 hereof.

          SECTION 18. Eligibility of Exchange Agent. The Exchange Agent hereunder shall at all times be the Trustee under the Indenture. In case at any time the Exchange Agent shall cease to be eligible in accordance with the provisions of this Section, the Exchange Agent shall resign immediately in the manner and with the effect specified in Section 15.

          SECTION 19.  Amendments.    (a) The Company and the Exchange Agent may
by mutual accord enter into supplemental agreements, all without the consent of the Holders of any of the Debentures, notwithstanding the further provisions of this Section 19 (i) to cure any ambiguity or correct or otherwise amend any provision contained herein which may be defective or inconsistent with any other provision contained herein or in the Indenture, the Supplemental Indenture or any additional supplemental indenture; or (ii) to evidence the succession of another corporation to the Company or the Exchange Agent, or successive successions and the assumption by such successor corporation of the covenants, agreements and obligations of the Company or the Exchange Agent pursuant to
Section 12 hereof as applicable; or (iii) to make such other provisions in regard to matters or questions arising under this Agreement which shall not adversely affect the interests of the Holders of the Debentures in any material respect.

          (b) With the consent of the Holders of not less than a majority in aggregate principal amount at maturity of the Debentures at the time outstanding, the Company and the Exchange Agent may from time to time and at any time enter into an amendment or amendments hereof for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any amendment hereof or of modifying in any manner the rights of the Holders of the Debentures hereunder or revoking any or all of the powers of the Exchange Agent under this Agreement; provided, however, that without the consent of the Holder of each Debenture so affected no such amendment or modification or revocation shall (i) affect adversely the right to exchange any Debenture for Exchange Property at the rate and upon the terms set forth in the Indenture Supplement or (ii) reduce the aforesaid percentage of Debentures the Holders of which are required to consent to any such amendment or modification or revocation.

          (c) This Agreement may be amended or supplemented without the consent of Chevron.

          (d) The Exchange Agent shall be entitled to receive and rely on an Officer's Certificate to the effect that any amendment is authorized or permitted by this Section 19.

          SECTION 20. Termination of Agreement. This Agreement shall terminate when the rights of all Holders under the Supplemental Indenture to surrender Debentures for exchange pursuant to Article Two of the Supplemental Indenture shall have expired or been terminated, which termination or expiration shall be evidenced by an Officers' Certificate of the Company to that effect, and all other obligations of the Company hereunder shall have been satisfied. Upon termination of this Agreement, any Exchange Property remaining in the hands of either Exchange Agent hereunder shall be delivered to the Company, free and clear of any and all interests of the Exchange Agent, the Trustee and the Holders of the Debentures, or any of them.

          SECTION 21. Rights and Duties of the Exchange Agent. (a) The Exchange Agent in performing its duties as such pursuant to this Agreement is not acting as a fiduciary for the Company or the Holders. The Exchange Agent shall be obligated to perform only such duties as are herein specifically set forth and no duties or obligations shall be implied against the Exchange Agent. The Exchange Agent shall not be liable for any action taken, omitted or suffered by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, and may conclusively rely and shall be protected in acting or refraining from acting in reliance upon an Opinion of Counsel or upon any certificate, request or other document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties. Without limiting the generality of the foregoing, it is expressly agreed that the Exchange Agent shall not be responsible for any governmental approvals which may be required in connection with the issuance or delivery of Exchange Property and further that the Exchange Agent shall be entitled to rely upon an Opinion of Counsel. The Exchange Agent shall not be required to take any action hereunder which, in the opinion of its counsel, will be contrary to law. The Exchange Agent shall not be responsible for any failure of the Company to comply with any covenants of the Company contained in this Agreement or the Indenture or Supplemental Indenture.

          (b) The Exchange Agent shall not be under any duty to give the Exchange Property held by it hereunder any greater degree of care than it gives its own similar property. The Exchange Agent shall in no event be liable for any loss incurred in connection with any investment of money in accordance with
Section 11 hereof or in connection with any sale of Exchange Property pursuant to Section 9 hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in making such investment or sale.

          SECTION 22. Use of Dealer by Domestic Exchange Agent. The Company and the Exchange Agent agree that the Exchange Agent shall use a registered securities dealer in effecting exchanges of the Chevron Common Stock or any other Exchange Property that is a security.

          SECTION 23. No Lien Created Hereby. Nothing in this Agreement, the Indenture, the Supplemental Indenture or any of the Debentures shall grant, and the Exchange Agent shall not assert, any lien, pledge or mortgage on or of the Exchange Property as security for any indebtedness for money borrowed.

          SECTION 24. Benefits of Agreement. Nothing in this Agreement or the Debentures, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto, the Holders of Debentures as such and the Trustee as such Holders' representative, any legal or equitable right, remedy or claim under any covenant, condition or provisions contained in this Agreement being for the sole benefit of the parties hereto, the Holders of the Debentures as such and the Trustee as such Holders' representative.

          SECTION 25. Headings. The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation of this Agreement.

          SECTION 26. Choice of Law. This Agreement shall be construed in accordance with the law of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by duly authorized officers as of the day and year first above written.

                              PENNZOIL COMPANY



                              By:
                                 ------------------------------------------
                                 David P. Alderson, II
                                 Group Vice President - Finance and Accounting


                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                              By:
                                 ------------------------------------------